Exhibit 32.2

Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of BankUnited, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Leslie Lunak, as Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)             The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2)             the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Leslie Lunak
Leslie Lunak
Chief Financial Officer

Date: August 8, 2014